UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 22, 2010

FOUR RIVERS BIOENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 South Molton Street, 3rd Floor London, United Kingdom	W1K 5QP
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number: (International Country Code: 44) 1642 674085

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 — Changes in Registrant’s Certifying Accountant

On December 22, 2010, Four Rivers Bioenergy Inc. (the “Company”) notified RBSM LLP (“RBSM”), the independent registered public accounting firm of the Company, that the Company had engaged a new independent registered public accounting firm, and therefore it was terminating its engagement of RBSM.  The decision to change independent registered public accounting firms was approved by the Board of Directors of the Company.

RBSM had been the principal independent accountants of the Company and had reported on the fiscal years ended October 31, 2008 and 2009.  During the two most recent fiscal years ended October 31, 2009 and 2010 and through December 22, 2010, there were no disagreements between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or procedure, which disagreements, if not resolved to the satisfaction of RBSM would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the financial statements  of the Company for such periods.

Our consolidated financial statements for the years ended October 31, 2008 and 2009 were audited by RBSM.  The RBSM reports on our financial statements for those two fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that substantial doubt was raised as to the ability of the Company to continue as a going concern in each of the reports.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended October 31, 2009 and 2008, and any later interim period, including the interim period up to and including the date the relationship with RBSM  ceased.

The Company has provided RBSM with a copy of this disclosure and requested that RBSM furnish the Company with a  letter addressed to the Securities and Exchange Commission stating whether it agrees of disagrees with the statements by the Company in this Current Report on Form 8-K.  A copy of RBSM's letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

On December 22, 2010, the Company engaged Marcum LLP (“Marcum”) as its new independent registered public accounting firm.  The engagement of Marcum was approved by the Board of Directors of the Company.  During the two most recent fiscal years ended October 31, 2008 and 2009 and through December 22, 2010, neither the Company nor anyone acting on its behalf consulted with Marcum regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1

Letter from RBSM LLP, dated December 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2010	FOUR RIVERS BIOENERGY INC.

	By:	/s/ Martin Thorp
Name: Martin Thorp
Title: Chief Financial Officer